JPMORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Index Fund

(Class R2 Shares)

(a series of JPMorgan Trust II)

Supplement dated February 15, 2013

to the Statutory and Summary Prospectuses dated February 29, 2012, as supplemented

The following changes to the investment strategies, expense caps and management team of the JPMorgan International Equity Index Fund, as set forth below (the “Fund”), will become effective on or about February 28, 2013 (the “Effective Date”).

Changes to Investment Strategies. On the Effective Date, the “What are the Fund’s main investment strategies?” section of the prospectus will hereby be replaced by the following:

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index1 (the Index). The Fund modestly overweights securities in the Index that it considers undervalued while modestly underweighting or not holding securities in the Index that it considers overvalued. Under normal circumstances, the Fund seeks to achieve similar sector, geographic and risk characteristics to the Index, although the Fund anticipates that it will only own a portion, which may represent a minority, of the securities included in the Index. The Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of risk relative to the Index. The Fund’s adviser attempts to track the performance of the Index to achieve a correlation of 0.90 between the performance of the Fund and that of the Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. Most of the Fund’s assets will be denominated in foreign currencies. The Fund also may invest in stock index futures. Up to 10% of the Fund’s assets may be invested in securities of emerging international markets included in the Morgan Stanley Emerging Market Free Index, such as Mexico, Chile, Brazil, India and South Africa. These investments may be made directly or through local exchanges, through publicly traded closed-end investment companies or through “passive foreign investment companies.” The Fund’s adviser selects securities of emerging markets based on size, risk and the ease of investing in the country’s market (e.g., reasonable settlement procedures).

Up to 20% of the Fund’s assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories. The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, optimization modeling techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to their relative value. The adviser will modestly overweight securities which it deems to be attractive and modestly underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

[1]	MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

SUP-IEIR2-213

Changes to Expenses. Beginning on the Effective Date, the Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% of its average daily net assets. This contract cannot be terminated prior to 3/1/14 at which time the Service Providers will determine whether or not to renew or revise it.

Changes to the Portfolio Management Team. On the Effective Date, the management team of the Fund will hereby be replaced by the following:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Beltran Lastra	2013	Managing Director

Changes to the Portfolio Managers. On the Effective Date, the International Equity Index Fund subsection in “The Portfolio Managers” section of the prospectus will hereby be replaced by the following:

The Portfolio Managers

International Equity Index Fund

The management team is led by Beltran Lastra. Mr. Lastra, a Managing Director and CFA charterholder, has been an employee of JPMIM or its affiliates since 1996.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE